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                                                                   Exhibit 10.57

                                Bio-Plexus, Inc.
                           2001 STOCK INCENTIVE PLAN
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                                Bio-Plexus, Inc.
                            2001 STOCK INCENTIVE PLAN

         1.   Purpose.

              The purpose of this Plan is to strengthen Bio-Plexus, Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to Eligible Individuals (as hereinafter defined) an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each such term is herein defined).

         2.   Definitions.

              For purposes of the Plan:

              2.1 "Agreement" means the written agreement between the Company and an optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

              2.2 "Award" means a grant of Restricted Stock.

              2.3 "Board" means the Board of Directors of the Company.

              2.4 "Cause" means, except as otherwise provided in an Agreement:

                  (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                  (b) in all other cases, (i) intentional failure to perform, or gross negligence in performing, reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).


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              2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or any exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

              2.6 A "Change in Control" shall mean the occurrence of any of the following:

                    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.8(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or
(iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                    (b) The individuals who, as of the effective date of this Plan are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger which results in a Parent corporation, the board of directors of the ultimate Parent Corporation (as defined in paragraph (c)(i)(A) below); provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other


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than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                    (c) The consummation of:

                        (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued ( a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                              (A) the stockholders of the Company, immediately
before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and,

                              (B) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there are no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and

                              (C) no Person other than (1) the Company, (2) any
Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation.

                        (ii) A complete liquidation or dissolution of the Company; or

                        (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).




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Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

              2.7  "Code" means the Internal Revenue Code of 1986, as amended.

              2.8 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

              2.9  "Company" means Bio-Plexus, Inc., a Delaware corporation.

              2.10 "Disability" means, except as otherwise provided in an
Agreement:

                   (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                   (b) in all other cases, the term "Disability" as used in the Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.



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              2.11 "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

              2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              2.13 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, or if such prices are not regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code; provided, however, on the effective date of the initial public offering of the Shares, "Fair Market Value" shall mean the price at which the Shares are offered to the public.

              2.14 "Grantee" means a person to whom an Award has been granted under the Plan.

              2.15 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

              2.16 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

              2.17 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

              2.18 "Option" means a Nonqualified Stock Option or an Incentive Stock Option.

              2.19 "Optionee" means a person to whom an Option has been granted under the Plan.



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              2.20 "Outside Director" means a director of the Company who is an
"outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

              2.21 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

              2.22 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

              2.23 "Plan" means this Bio-Plexus, Inc. 2001 Stock Incentive Plan, as amended and/or restated from time to time.

              2.24 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

              2.25 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 7.

              2.26 "Shares" means shares of the common stock, par value $0.001 per share, of the Company and any other securities into which such shares are changed or for which such Shares are exchanged.

              2.27 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

              2.28 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes an Option in a transaction to which Section 424(a) of the Code applies.

              2.29 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.   Administration.

              3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall consist of no fewer than two individuals, each of whom is a



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Nonemployee Director and an Outside Director. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee (or a majority thereof if permitted by applicable law) shall be as fully effective as if made by a majority vote at a meeting duly called and held.

              3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

              3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                  (a) select those Eligible Individuals to whom Options and/or Awards shall be granted under the Plan and to determine the number of Shares in respect of which each such Option and/or Award is granted, the terms and conditions (which need not be identical) of each such Option and/or Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

                  (b) to construe and interpret the Plan and any Agreements made hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                  (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                  (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and



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                  (e) generally, to exercise such powers and to perform such acts as it deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.   Stock Subject to the Plan; Grant Limitations.

              4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,111,271. The maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year is 1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first three sentences of this Section 4.1 shall be adjusted in number and kind pursuant to
Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

              4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

              4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.   Option Grants for Eligible Individuals.

              5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary and prior to the earlier of ten (10) years from the date this Plan is adopted by the Board or approved by the stockholders of the Company.

              5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by



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the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

              5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term of an Incentive Stock Option as so extended exceed the maximum term provided for in the preceding sentence.

              5.4 Vesting. Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. Such exercisablity may be based on performance criteria. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

              5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter.

              5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

              5.7 Certain Events. The Agreement may provide for the treatment of Options upon a Change in Control. In the event of a Change in Control, the Company shall provide written notice thereof to Grantees and Optionees.



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         6. Terms and Conditions Applicable to All Options.

         6.1 Non-Transferability. Except as otherwise determined by the Committee at the time of grant or thereafter with respect to a Nonqualified Stock Option, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of an Option shall be final, binding and conclusive upon the transferees, beneficiaries, executors, administrators, heirs and successors of the Optionee.

         6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         6.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised (including payment of the Withholding Taxes) pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

         6.4 Effect of Certain Transactions.




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                  (a) Unless otherwise provided in an Agreement, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Award shall be assumed or an equivalent option or award, as the case may be, substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options and Awards shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options and Awards prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or Award or substitute an equivalent option or award therefor, the Optionee shall have the right to exercise the Option as to all of the Shares subject to the Option as described below, including Shares as to which it would not otherwise be exercisable and all restrictions relating to the Award shall lapse (a "Transaction Acceleration").

                  (b) Notwithstanding anything to the contrary contained in
Section 6.4(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5.4 or 5.7, the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per share of Common Stock equal to the excess of (i) the consideration payable per share of Common Stock in connection with such transaction, over (ii) the purchase price per Share subject to the Option.

                  (c) Notwithstanding anything to the contrary contained in
Section 6.4(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to cause the restrictions of any Award to lapse in connection with any transaction involving the Company or its capital stock pursuant to Section 7.4(b), the Committee may, in its sole discretion, authorize the redemption of the Shares relating to such Award for a consideration per share of Common Stock equal to the consideration payable per share of Common Stock in connection with such transaction.

                  (d) If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period.

                  (e) For the purposes of this Section 6, the Option or Award shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, or the award confers the right to receive upon the lapse of all restrictions, for each Share subject to the Option or Award, as the case may be, immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Share held on the effective date of the transaction (and if holders were offered a



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choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         7. Restricted Stock.

         7.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

         7.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         7.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

         7.4 Lapse of Restrictions.

                  (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.


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                  (b) Effect of Change in Control. Certain Events. The Agreement
may provide for the treatment, including the lapse of restrictions, of an Award upon a Change in Control

         7.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         7.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         8. Effect of a Termination of Employment.

         The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company or a Subsidiary (including a termination for Cause or by reason of Disability or change by reason of the sale of a Subsidiary), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

         9. Adjustment Upon Changes in Capitalization.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options (including Incentive Stock Options) or Awards may be granted under the Plan, (ii) the maximum number and class of Shares of other stock or securities with respect to which

Options or Awards may be granted to any Eligible Individual during any calendar year, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable.

                  (b) Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

                  (c) Except as the Committee may determine, if, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option prior to such Change in Capitalization.

         9. Effect of Liquidation.

            Except as otherwise provided in an Agreement, in the event of the liquidation or dissolution of the Company (a "Liquidation"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Liquidation each Optionee and Grantee shall be entitled to receive in respect of each Share subject to an outstanding Option or Award, as the case may be, upon exercise of such Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Liquidation in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Option or Award prior to such Liquidation.

         10. Interpretation.

                  (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

                  (b) Unless otherwise expressly stated in the relevant Agreement, each Option granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

         11. Pooling Transactions.

         Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a transaction which is intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         12. Termination and Amendment of the Plan or Modification of Options and Awards.

         12.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                  (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                  (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

         12.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or the Grantee, as the case may be.

         13. Non-Exclusivity of the Plan.

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         14. Limitation of Liability.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                  (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                  (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                  (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

                  (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         15. Regulations and Other Approvals; Governing Law.

         15.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

         15.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

             15.3 The Board may make such changes to the Plan and any Agreement as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

             15.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

             15.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

       16.    Miscellaneous.

             16.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

         16.2 Withholding of Taxes.

                  (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement, at the time of grant or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                  (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  (c) If a Grantee makes an election under Section 83(b) of the Code with respect to an Award, such Grantee shall promptly notify the Company thereof by delivery of written notice to the Company at its principal executive office.

         16.3 Effective Date. The effective date of the Plan shall be the date it is approved by the Board.

                                BIO-PLEXUS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of the 19th day of July, 2001 (the "Grant Date"), by and between Bio-Plexus, Inc. (the "Company"), and ___________ (the "Optionee").

                  WHEREAS, the Company has adopted the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan") in order to provide an incentive to certain employees, officers, consultants, advisors and directors of the Company and its Subsidiaries, and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise; and

                  WHEREAS, the Committee has determined to grant the Option to the Optionee as provided herein:

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. Grant of Option.

         1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of _____________ whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and the Plan.

         1.2 The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to be an "incentive stock option" within the meaning of Section 422 of the Code.

         1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

         2. Exercise Price.

         The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $2.283 per Share.

         3. Duration of Option.

         The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

         4. Exercisability of Option.

         4.1 Subject to the provisions of this Agreement and the Plan: (a) on the first anniversary of the Grant Date, the Option shall become exercisable with respect to one-third of the Shares subject to the Option, and (b) thereafter, on the second and third anniversaries of the Grant Date, the Option shall become exercisable with respect to an additional one-third of the Shares subject to the Option, provided that the Optionee continues to be employed by the Company or a Subsidiary through each such vesting date. Any fractional number of Shares resulting from the application of the foregoing provision shall be rounded to the nearest whole number of Shares.

         4.2 In the event of a Change in Control that occurs while the Optionee is employed by the Company or a Subsidiary, the Option shall immediately vest in full.

         5. Manner of Exercise and Payment.

         5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by written notice delivered in person or by mail to the Secretary of the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised, and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (a) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise, and (b) provide satisfactory proof as to the right of such person or persons to exercise the Option.

         5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full exercise price for the Shares in respect of which the Option is being exercised. The exercise price for any Shires purchased pursuant to the exercise of the Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee.

         5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to
Section 6 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

         5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (a) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full exercise price for the number of Shares in respect of which the Option was exercised, (b) the Company shall have issued and delivered the Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

         6. Termination of Option. Unless otherwise required by Section 6.4 of the Plan or as otherwise determined by the Committee, each Option shall terminate on the date which is the tenth anniversary of the Grant Date, unless terminated earlier as follows:

         6.1 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise the Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

         6.2 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated by reason of Disability, the Optionee may, for a period of twelve (12) months after such termination, exercise the Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

         6.3 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

         6.4 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated by reason of death, the Option may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that the Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of the Optionee's death.

         7. Non-Transferability.

         The Option shall not be transferable other than by will or by the laws of descent and distribution. The Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative during the lifetime of the Optionee. The transfer of an Option shall be null and void unless the transferee agrees in writing prior to such transfer to be bound by the terms of the Plan and this Agreement with respect to such Option, and upon a valid transfer, for purposes of the Plan and this Agreement, such transferee shall be deemed to be the Optionee.

         8. No Right to Continued Employment.

         Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

         9. Adjustments Upon Change in Capitalization.

         If, by reason of a Change in Capitalization, new, additional or different shares of stock or securities of the Company or any successor corporation or entity, or other property, are issuable in addition to, or in lieu of, the Shares, then the Committee may, if, in its sole discretion, it deems appropriate, adjust the number or type of securities covered by this Option and the purchase price thereof, in accordance with the terms of the Plan.

         10. Securities Law Considerations

             The Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of the Option or the issuance of the Shares, then no Shares may be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, as acceptable to the Committee.

             In addition, notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any Shares acquired pursuant to the Option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, then the Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require the Optionee, as a condition precedent to receipt of the Shares, to represent and warrant to the Company in writing that the Shares acquired by the Optionee are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall contain an appropriate legend to reflect their status as restricted securities as aforesaid.

       11. Required Notification by Optionee.

             If the Optionee shall dispose of any Shares issued pursuant to the exercise of the Option under the circumstances described in Section 421(b) of the Internal Revenue Code (whereby the Optionee makes a disqualifying disposition of the shares within the two-year period commencing on the day after the date of grant of the Option or within the one-year period commencing on the day after the date of transfer of the Shares to the Optionee pursuant to the exercise of the Option), then the Optionee shall notify the Company of such disqualifying disposition within ten (10) days of the disposition.

       12.   Optionee Bound by the Plan.

             The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. If there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall prevail.

         13. Modification of Agreement.

         Except as set forth in the Plan and herein, this Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

         14. Severability.

         Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force and effect in accordance with their terms.

         15. Governing Law.

         The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         16. Successors in Interest.

         This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

         17. Resolution of Disputes.

         Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.







Attest:                              BIO-PLEXUS, INC.


                                     By:
---------------------------             ---------------------------------
Secretary                                 Name: John S. Metz
                                          Title: President


                                     ------------------------------------
                                     [Optionee]

                                BIO-PLEXUS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of the 19th day of July, 2001 (the "Grant Date"), by and between BioPlexus, Inc. (the "Company"), and ------ (the "Optionee").

                  WHEREAS, the Company has adopted the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan") in order to provide an incentive to certain employees, officers, consultants, advisors and directors of the Company and its Subsidiaries, and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise; and

                  WHEREAS, the Committee has determined to grant the Option to the Optionee as provided herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. Grant of Option.

         1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ------ whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and the Plan.

         1.2 The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

         2. Exercise Price.

         The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $2.283 per Share.

         3. Duration of Option.

         The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

         4. Exercisability of Option.

         4.1 Subject to the provisions of this Agreement and the Plan: (a) on the first anniversary of the Grant Date the Option shall become exercisable with respect to one-third of the Shares subject to the Option, and (b) thereafter, on the second and third anniversaries of the Grant Date, the Option shall become exercisable with respect to an additional one-third of the Shares subject to the Option, provided that the Optionee continues to be employed by the Company or a Subsidiary through each such vesting date. Any fractional number of Shares resulting from the application of the foregoing provision shall be rounded to the nearest whole number of Shares.

         4.2 In the event of a Change in Control that occurs while the Optionee is employed by the Company or a Subsidiary, the Option shall immediately vest in full.

         5. Manner of Exercise and Payment.

         5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by written notice delivered in person or by mail to the Secretary of the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised, and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (a) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise, and (b) provide satisfactory proof as to the right of such person or persons to exercise the Option.

         5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full exercise price for the Shares in respect of which the Option is being exercised. The exercise price for any Shares purchased pursuant to the exercise of the Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee.

         5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to
Section 6 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

         5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (a) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full exercise price for the number of Shares in respect of which the Option was exercised, (b) the Company shall have issued and delivered the Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

         6. Termination of Option. Unless otherwise required by Section 6.4 of the Plan or as otherwise determined by the Committee, each Option shall terminate on the date which is the tenth anniversary of the Grant Date (or if later, the first anniversary of the date of the Optionee's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

         6.1 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise the Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

         6.2 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated by reason of Disability, the Optionee may, for a period of twelve (12) months after such termination, exercise the Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

         6.3 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

         6.4 Unless otherwise determined by the Committee, if the employment of the Optionee is terminated by reason of death, the Option may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that the Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of the Optionee's death.

         7. Non-Transferability.

         Except as otherwise determined by the Committee, the Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

         8. No Right to Continued Employment.

         Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

         9. Adjustments Upon Change in Capitalization.

         If, by reason of a Change in Capitalization, new, additional or different shares of stock or securities of the Company or any successor corporation or entity, or other property, are issuable in addition to, or in lieu of, the Shares, then the Committee may, if, in its sole discretion, it deems appropriate, adjust the number or type of securities covered by this Option and the purchase price thereof, in accordance with the terms of the Plan.

         10. Securities Law Considerations.

         The Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of the Option or the issuance of the Shares, then no Shares may be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, as acceptable to the Committee.

         In addition, notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any Shares acquired pursuant to the Option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, then the Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require the Optionee, as a condition precedent to receipt of the Shares, to represent and warrant to the Company in writing that the Shares acquired by the Optionee are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall contain an appropriate legend to reflect their status as restricted securities as aforesaid.

         11. Withholding of Taxes.

         If the Optionee exercises the Option, the issuance of the Shares shall be conditioned upon the prompt payment by the Optionee to the Company of an amount equal to the applicable federal, state and local income taxes and other amounts required by law to be withheld (the "Withholding Taxes") in connection with such exercise. The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the Withholding Taxes in satisfaction of the Optionee's obligation to pay the Withholding Taxes.

         12. Optionee Bound by the Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. If there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall prevail.

         13. Modification of Agreement.

         Except as set forth in the Plan and herein, this Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

         14. Severability.

         Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force and effect in accordance with their terms.

         15. Governing Law.

         The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         16. Successors in Interest.

         This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

         17. Resolution of Disputes.

         Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.







Attest:                             BIO-PLEXUS, INC.
                                    By:
-------------------------------        --------------------------------
Secretary                               Name: John S. Metz
                                        Title: President



                                        -------------------------------
                                        [Optionee]

                                BIO-PLEXUS, INC.
                           RESTRICTED STOCK AGREEMENT

              THIS AGREEMENT, made as of the 19th day of July, 2001 (the "Grant Date"), by and between Bio-Plexus, Inc. (the "Company"), and ________________ (the "Grantee").

              WHEREAS, the Company has adopted the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan") in order to provide an incentive to certain employees, officers, consultants and directors of the Company and its Subsidiaries, and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise; and

              WHEREAS, the Committee has determined to grant shares of Restricted Stock to the Grantee as provided herein.

              NOW, THEREFORE, the parties hereto agree as follows:

         1.   Grant of Restricted Stock.

              1.1 The Company hereby grants to the Grantee ________ shares of Restricted Stock on the terms and conditions set forth in this Agreement.

              1.2 The Grantee's rights with respect to the shares of Restricted Stock shall remain forfeitable at all times prior to the corresponding Lapse Date (as hereinafter defined).

              1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions set forth in the Plan.

         2.   Rights of Grantee.

              Except as otherwise provided in this Agreement, the Grantee shall be entitled, at all times on and after the Grant Date, to exercise all rights of a shareholder with respect to the shares of Restricted Stock (whether or not the restrictions thereon shall have lapsed), other than with respect to those shares of Restricted Stock which have been forfeited pursuant to Section 3.3 hereof. Such rights shall include the right to vote the shares of Restricted Stock and the right, subject to Section 5 hereof, to receive dividends thereon. Notwithstanding the foregoing, prior to the corresponding Lapse Date, the Grantee shall not be entitled to transfer, sell, pledge, hypothecate or assign shares of Restricted Stock (collectively, the "Transfer Restrictions").

         3.   Lapse of Restrictions.

              3.1 Subject to the provisions of this Agreement and the Plan, the Transfer Restrictions shall lapse on the following dates (each, a "Lapse Date"):
(a) on the first anniversary of the Grant Date, the Transfer Restrictions shall lapse with respect to one-third of the shares of Restricted Stock, and (b) thereafter, on the second and third anniversaries of the Grant Date, the Transfer Restrictions shall lapse with respect to an additional one-third of the shares of Restricted Stock, provided that the Grantee continues to be employed by the Company or a Subsidiary through each such Lapse Date. Any fractional number of shares of Restricted Stock resulting from the application of the foregoing provision shall be rounded to the nearest whole number of shares.

              3.2 In the event of a Change in Control that occurs while the Grantee is employed by the Company or a Subsidiary, the Transfer Restrictions on all of the remaining shares of Restricted Stock shall immediately lapse.

              3.3 Notwithstanding anything in this Agreement to the contrary, upon the termination of the Grantee's employment with the Company for any reason, all shares of Restricted Stock in respect of which the Transfer Restrictions have not previously lapsed in accordance with Section 3.1 or
Section 3.2 hereof shall be forfeited, and such shares shall be automatically transferred to and reacquired by the Company at no cost to the Company. Neither the Grantee, nor any heirs, executors, administrators or successors of the Grantee, shall thereafter have any right or interest in such shares of Restricted Stock.

         4.   Escrow and Delivery of Shares.

              4.1 Certificates representing the shares of Restricted Stock shall be issued and held by the Company in escrow and shall remain in the custody of the Company until (a) their delivery to the Grantee or his or her estate as set forth in Section 4.2 hereof, subject to the Grantee's or the estate's delivery of any documents which the Committee in its discretion may require as a condition to the issuance of shares and the delivery of shares to the Grantee or his or her estate, including a stockholder's agreement, or (b) their forfeiture and transfer to the Company as set forth in Section 3.3 hereof.

              4.2 (a) Subject to paragraph (b) of this Section 4.2, certificates representing those shares of Restricted Stock in respect of which the Transfer Restrictions have lapsed pursuant to Section 3.1 or Section 3.2 hereof shall be delivered to the Grantee as soon as practicable following the corresponding Lapse Date, provided that the Grantee has satisfied all applicable withholding requirements with respect to the Restricted Stock.

                  (b) The Grantee, or the executors or administrators of the Grantee's estate, as the case may be, may receive, hold, sell or otherwise dispose of those shares of Restricted Stock delivered to him or her pursuant to this Section 4.2 free and clear of the Transfer Restrictions, but subject to the right of first refusal described in Section 6 and the requirements of the federal and state securities laws described in Section 9.

              4.3 (a) Each stock certificate representing the shares of Restricted Stock shall bear a legend in substantially the following form:

This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan") and a Restricted Stock Agreement (the "Agreement") between the registered owner of the shares represented hereby and the Company. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement. Copies of the Plan and the Agreement are on file in the office of the Secretary of the Company.

                  (b) As soon as practicable following a Lapse Date, the Company shall issue new certificates representing the shares of Restricted Stock as to which the Transfer Restrictions shall have lapsed on such date. Such certificates shall not bear the legend set forth in paragraph (a) of this
Section 4.3 and shall be delivered in accordance with Section 4.2 hereof.

         5.   Dividends.

              Dividends declared and paid by the Company on shares of Restricted Stock shall be deferred until the lapsing of the corresponding Transfer Restrictions pursuant to Section 3.1 or Section 3.2. The deferred dividends shall be held by the Company for the account of the Grantee until the corresponding Lapse Date, at which time the dividends, with no interest thereon, shall be paid to the Grantee or his or her estate, as the case may be. Upon the forfeiture of the shares of Restricted Stock pursuant to Section 3.3, any deferred dividends shall also be forfeited.

         6.   Right of First Refusal.

              6.1 Any shares of Restricted Stock on which the Transfer Restrictions have lapsed shall be subject to a right of first refusal in favor of the Company. Under the right of first refusal, the holder of such shares shall first offer to the Company (or its designee), in writing, the opportunity to purchase all or a portion of such shares which a third-party buyer has made a good faith offer to purchase from such holder. In his or her offer to the Company (or its designee), the holder of the shares shall identify the name of the third party buyer, the price at which the third party buyer has offered to purchase the shares, and the other terms of the offer. The holder shall also offer the Company (or its designee), in writing, the opportunity to purchase all or a portion of such shares which the holder becomes obligated to transfer to a third party due to divorce, bankruptcy or operation of law.

              The purchase price payable by the Company (or its designee) to the holder pursuant to this right of first refusal shall equal $0.01 per share.

              Any acceptance by the Company (or its designee) of the holder's offer shall be in writing addressed to the holder at the address designated in the offer to sell.

              If the Company (or its designee) does not agree to purchase all or any portion of the shares offered to it pursuant to this Section 6 within thirty
(30) days of the date of its receipt of the written offer by the holder, then the holder may sell any shares not accepted by the Company (or its designee), but only to the third-party buyer and only at the price and on the other terms offered by the third party buyer. The sale must occur during the thirty (30) day period following the expiration of the thirty (30) day acceptance period. Any shares so sold shall continue to be subject to the right of first refusal set forth herein.

              Nothing in this Section 6 shall prevent a holder from transferring any shares, without consideration, to a member of the holder's family or to a trust established solely for the benefit of the holder and his or her family, or to a partnership in which the holder and his or her family are the only partners. For this purpose, family shall include the holder's spouse, children, grandchildren and parents. In the event of such a transfer, the terms of this Agreement relating to the right of first refusal set forth herein shall be binding upon such transferee.

              6.2 Upon the issuance of any shares of Restricted Stock (or upon the transfer of any such shares subject to the right of first refusal set forth herein), the certificate or certificates representing such shares shall have affixed thereto a legend, substantially in the following form, in addition to any other legends required by the Plan, this Agreement or applicable law:

         This certificate and the shares of stock represented hereby are subject to the right of first refusal described in a Restricted Stock Agreement (the "Agreement") between the registered owner of the shares represented hereby (or a predecessor holder of such shares) and the Company. A copy of the Agreement is on file in the office of the Secretary of the Company. The shares may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of such right of first refusal.

         7.   No Right to Continued Employment.

              Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Grantee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Grantee's employment at any time.

         8.   Adjustments Upon Change in Capitalization.

              If, by reason of a Change in Capitalization, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any successor corporation or entity, or other property, with respect to the shares of Restricted Stock, such new, additional or different shares or other property shall be subject to all of the conditions and restrictions which were applicable to the shares of Restricted Stock immediately prior to such Change in Capitalization.

         9.   Securities Law Considerations

              The shares of Restricted Stock are subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of the shares, then no shares may be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, as acceptable to the Committee.

              In addition, notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any shares of Restricted Stock is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, then the shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require the Grantee, as a condition precedent to receipt of the shares, to represent and warrant to the Company in writing that the shares acquired by the Grantee are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such shares shall contain an appropriate legend to reflect their status as restricted securities as aforesaid.

         10.  Required Notification by the Grantee.

              If the Grantee shall, in connection with the grant of the shares of Restricted Stock, make an election pursuant to Section 83(b) of the Internal Revenue Code (whereby the Grantee elects to include in gross income in the year of the grant the amounts specified in Section 83(b) of the Internal Revenue
Code), then the Grantee shall notify the Company of such election within ten
(10) days of the filing of such election with the Internal Revenue Service.

         11.  Withholding of Taxes.

              If the Grantee makes an election under Section 83(b) of the Internal Revenue Code with respect to the grant of shares of Restricted Stock, the grant of the shares of Restricted Stock shall be conditioned upon the prompt payment by the Grantee to the Company of an amount equal to the applicable federal, state and local income taxes and other amounts required by law to be withheld (the "Withholding Taxes") in connection with such election. If the Grantee does not make an election under Section 83(b) of the Internal Revenue Code with respect to the grant of shares of Restricted Stock, the Grantee shall pay to the Company the Withholding Taxes corresponding to the shares of Restricted Stock upon the lapse of the Transfer Restrictions on such shares, and the delivery of such Restricted Stock and any deferred dividends thereon shall be conditioned upon the prior payment of the applicable Withholding Taxes by the Grantee. The Company shall have the right to deduct from any payment of cash to the Grantee an amount equal to the Withholding Taxes in satisfaction of the Grantee's obligation to pay Withholding Taxes.

         12.  Grantee Bound by the Plan.

              The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. If there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall prevail.

         13.  Modification of Agreement.

              Except as set forth in the Plan and herein, this Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

         14.  Severability.

              Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force and effect in accordance with their terms.

         15.  Governing Law.

              The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         16.  Successors in Interest.

              This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Grantee's heirs, executors, administrators and successors.

         17.  Resolution of Disputes.

              Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Attest:                                                 BIO-PLEXUS, INC.


                                                        By:
--------------                                          ------------------
Secretary                                               Name: John S. Metz
                                                        Title: President



                                                        ------------------
                                                        [Grantee]

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                BIO-PLEXUS, INC.


              The undersigned, being all of the members of the Board of Directors of Bio-Plexus, Inc., acting without formal meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, by adoption of the following resolutions, do hereby authorize and consent to the corporate action specified therein:

              WHEREAS, the Corporation adopted a stock incentive plan for the benefit of its employees, officers, consultants and directors entitled the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan"); and

              WHEREAS, the Plan permits the grant of stock options and the award of shares of restricted stock authorizing the issuance of up to 1,111,271 shares of the common stock of the Corporation; and

              WHEREAS, it is desirable that the Plan be amended in order to increase from 1,111,271 to 2,000,000 the number of shares of common stock of the Corporation which can be subject to grants and awards issued under the Plan.

              NOW, THEREFORE, BE IT

              RESOLVED: That Amendment No. 1 to the Bio-Plexus, Inc. 2001 Stock Incentive Plan (which increases from 1,111,271 to 2,000,000 the number of shares of common stock of the Corporation that can be subject to grants and awards issued under the Plan) be and hereby is approved and adopted in substantially the form attached hereto, together with such modifications as in the opinion of counsel for the Corporation are necessary or desirable to effectuate the intention thereof and to comply with the requirements of the Internal Revenue Code of 1986, as amended, and the federal and state securities laws; and further

              RESOLVED: That the Corporation reserve 2,000,000 authorized but unissued shares of common stock of the Corporation for issuance upon the exercise of stock options or the award of shares of restricted stock under the Plan; and further

              RESOLVED: That the proper officers of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge, verify, deliver, file and publish in the name of and on behalf of the Corporation and under its corporate seal all applications, reports, statements, issuers' covenants, resolutions, votes, consents to service of process, powers of attorney, appointments, designations and such other papers and instruments as may be required or desirable under the federal securities laws or the blue sky laws or securities acts of such of the states of the United States of America as said officers or any of them may deem necessary or desirable in order to register, qualify or exempt from registration any or all of the shares of stock set aside and reserved for issuance pursuant to the terms of the Plan and in order to qualify or register the Corporation or any of its officers, directors or employees as a broker or dealer in connection with the issuance and sale of such shares, and to make all such payments and to take any and all such further action that said officers or any of them may deem appropriate or convenient in connection with any of the foregoing; and further

              RESOLVED: That the president of the Corporation or any other officer designated by him be, and each of them hereby is, authorized and empowered, for and on behalf of the Corporation, to take any and all actions which may be necessary or desirable to effectuate the intention of the foregoing resolutions.

              Dated as of July 19, 2001.



/s/ James E. Bolin                      /s/ Kenneth Maiman
-------------------                     -------------------
    James E. Bolin                          Kenneth Maiman


/s/ John S. Metz                        /s/ Scott M. Tepper
-------------------                     -------------------
    John S. Metz                            Scott M. Tepper

                                 AMENDMENT NO. 1
                                     TO THE
                   BIO-PLEXUS, INC. 2001 STOCK INCENTIVE PLAN


         The Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan") is hereby amended as follows, effective as of the date of adoption of this amendment:



         Section 4.1 of the Plan is amended to read as follows:

                  "4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,000,000. The maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year is 1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first three sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board."



         Dated as of July 19, 2001.


                                              BIO-PLEXUS, INC.

                                              By /s/ John S. Metz
                                                 ------------------------------
                                                 Name: John S. Metz
                                                 Title: President and CEO

                        WRITTEN CONSENT OF THE HOLDERS OF
                         A MAJORITY OF THE VOTING SHARES
                                       OF
                                BIO-PLEXUS, INC.

         The undersigned, being the holders of a majority of the voting shares of Bio-Plexus, Inc., acting without formal meeting pursuant to Section 228(a) of the General Corporation Law of the State of Delaware, by adoption of the following resolutions, do hereby authorize and consent to the corporate action specified therein:

         WHEREAS, the Corporation adopted a stock incentive plan for the benefit of its employees, officers, consultants and directors entitled the Bio-Plexus, Inc. 2001 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Plan permits the grant of stock options and the award of shares of restricted stock authorizing the issuance of up to 1,111,271 shares of the common stock of the Corporation; and

         WHEREAS, it is desirable that the Plan be amended in order to increase from 1,111,271 to 2,000,000 the number of shares of common stock of the Corporation which can be subject to grants and awards issued under the Plan.

         NOW, THEREFORE, BE IT

         RESOLVED: That Amendment No. 1 to the Bio-Plexus, Inc. 2001 Stock Incentive Plan (which increases from 1,111,271 to 2,000,000 the number of shares of common stock of the Corporation that can be subject to grants and awards issued under the Plan) be and hereby is approved and adopted in substantially the form attached hereto, together with such modifications as in the opinion of counsel for the Corporation are necessary or desirable to effectuate the intention thereof and to comply with the requirements of the Internal Revenue Code of 1986, as amended, and the federal and state securities laws; and further

         RESOLVED: That the Corporation reserve 2,000,000 authorized but unissued shares of common stock of the Corporation for issuance upon the exercise of stock options or the award of shares of restricted stock under the Plan; and further

         RESOLVED: That the proper officers of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge, verify, deliver, file and publish in the name of and on behalf of the Corporation and under its corporate seal all applications, reports, statements, issuers' covenants, resolutions, votes, consents to service of process, powers of attorney, appointments, designations and such other papers and instruments as may be required or desirable under the federal securities laws or the blue sky laws or securities acts of such of the states of the United States of America as said officers or any of them may deem necessary or desirable in order to register, qualify or exempt from registration any or all of the shares of stock set aside and reserved for issuance pursuant to the terms of the Plan and in order to qualify or register the Corporation or any of its officers, directors or employees as a broker or dealer in connection with the issuance and sale of such shares, and to make all such payments and to take any and all such further action that said officers or any of them may deem appropriate or convenient in connection with any of the foregoing; and further

         RESOLVED: That the president of the Corporation or any other officer designated by him be, and each of them hereby is, authorized and empowered, for and on behalf of the Corporation, to take any and all actions which may be necessary or desirable to effectuate the intention of the foregoing resolutions.

         Dated as of July 19, 2001.

                                         APPALOOSA INVESTMENT LIMITED
                                         PARTNERSHIP I


                                         By: Appaloosa Management L.P., its
                                             General Partner


                                         By: Appaloosa Partners, Inc., its
                                             General Partner


                                         By: /s/ James E. Bolin
                                             ----------------------------------
                                             Name: James E. Bolin
                                             Title: Vice President


                                         PALOMINO FUND LTD.


                                         By: Appaloosa Management L.P., its
                                             Investment Adviser


                                         By: Appaloosa Partners, Inc., its
                                             General Partner


                                         By: /s/ James E. Bolin
                                             ----------------------------------
                                             Name: James E. Bolin
                                             Title: Vice President

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